Exhibit 4.3

ELEVENTH SUPPLEMENTAL INDENTURE AND SUBSIDIARY GUARANTEE

This Eleventh Supplemental Indenture and Subsidiary Guarantee, dated as of September 12, 2023 (this “Eleventh Supplemental Indenture” or “Subsidiary Guarantee”), among the entities listed on Schedule I hereto (collectively, the “New Guarantors”), Global Net Lease, Inc. and Global Net Lease Operating Partnership, L.P. (together with their successors and assigns, the “Issuers”), and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as Trustee, paying agent and registrar under the Indenture (as defined below) (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuers, each other then-existing Subsidiary Guarantor under the Indenture referred to below (the "Subsidiary Guarantors") and the Trustee have heretofore executed and delivered an Indenture, dated as of December 16, 2020 (as supplemented by that certain Tenth Supplemental Indenture and Subsidiary Guarantee, dated as of August 17, 2023, Ninth Supplemental Indenture and Subsidiary Guarantee, dated as of June 27, 2023, Eighth Supplemental Indenture and Subsidiary Guarantee, dated as of January 27, 2023, Seventh Supplemental Indenture and Subsidiary Guarantee, dated as of November 30, 2022, Sixth Supplemental Indenture and Subsidiary Guarantee, dated as of September 28, 2022, Fifth Supplemental Indenture and Subsidiary Guarantee, dated as of July 21, 2022, Fourth Supplemental Indenture and Subsidiary Guarantee, dated as of January 28, 2022, Third Supplemental Indenture and Subsidiary Guarantee, dated as of November 18, 2021, Second Supplemental Indenture and Subsidiary Guarantee, dated as of May 3, 2021, and Supplemental Indenture and Subsidiary Guarantee, dated as of January 15, 2021, and as may be further amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of an unlimited aggregate principal amount of 3.750% Senior Notes due 2027 of the Issuers (the “Notes”).

WHEREAS, Section 4.15 of the Indenture provides that in certain circumstances the Issuers may be required to cause certain Restricted Subsidiaries of the Issuers to execute and deliver a Guarantee with respect to the Notes on the same terms and conditions as those set forth in the Indenture.

WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee and the Issuers and the additional Subsidiary Guarantors are authorized to execute and deliver this Eleventh Supplemental Indenture to amend the Indenture, without the consent of any Holder, to add additional Subsidiary Guarantors.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Issuers and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Definitions

SECTION 1.1 Defined Terms. As used in this Eleventh Supplemental Indenture, capitalized terms defined in the Indenture or in the preamble or recitals thereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Eleventh Supplemental Indenture refer to this Eleventh Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Agreement to be Bound; Guarantee

SECTION 2.1 Agreement to be Bound. The New Guarantors hereby become parties to the Indenture as Subsidiary Guarantors and as such shall have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture and Note Guarantee. The New Guarantors agree to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture, subject to the release provisions and other limitations set forth in the Indenture or as may be set forth herein.

ARTICLE III

Miscellaneous

SECTION 3.1 Governing Law. This Eleventh Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.2 Severability Clause. In case any provision in this Eleventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.3 Ratification of Indenture; Eleventh Supplemental Indenture Part of Indenture; No Liability of Trustee. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Eleventh Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Eleventh Supplemental Indenture or the New Guarantors’ Subsidiary Guarantee. Additionally, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers, the New Guarantors and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters.

SECTION 3.4 Counterparts. This Eleventh Supplemental Indenture may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement. The exchange of copies of this Eleventh Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Eleventh Supplemental Indenture as to the parties hereto and may be used in lieu of the original Eleventh Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 3.5 Headings. The headings of the Articles and the sections in this Eleventh Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed as of the date first above written.

GLOBAL NET LEASE, INC.

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.

By: Global Net Lease, Inc., its general partner

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer

OSMOSIS SUB I, LLC,
as a Guarantor

By: Global Net Lease, Inc., its sole member

	By:	/s/ Christopher J. Masterson
		Name:	Christopher J. Masterson
		Title:	Chief Financial Officer

THE NECESSITY RETAIL REIT OPERATING PARTNERSHIP, L.P.,
as a Guarantor

By: GNL Retail GP, LLC, its general partner

By: Global Net Lease Operating Partnership, L.P., its sole member

By: Global Net Lease Inc., its general partner

			By:	/s/ Christopher J. Masterson
				Name:	Christopher J. Masterson
				Title:	Chief Financial Officer

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

GNL RETAIL GP, LLC,
as a Guarantor

By: Global Net Lease Operating Partnership, L.P., its sole member

By: Global Net Lease Inc., its general partner

		By:	/s/ Christopher J. Masterson
			Name:	Christopher J. Masterson
			Title:	Chief Financial Officer

ARG DDFLTMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FMDADAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FMJCKAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
Name: Michael Anderson
	Title:	Authorized Signatory

ARG FMTALAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FMPHIMS001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG FM16PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NCD5PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG DG17PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSFKNWI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ARDRDLA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG AR16PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG FG7PSLB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BJBTVNY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ASVALGA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WGHUNAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG IRL8SLB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MFTSEFL002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC MFMCDGA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MFHLDMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MFSGWMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MFAKNSC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC JCWSTCO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC CVDETMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC MFVALGA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MFMDNID001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MFFNCAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG KGOMHNE001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WO19PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC DB5SAAB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC DB5PROP001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HR5STP3002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HR5STP3001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HR5STP1002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HR5STP1001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HR5STP2001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG DDHBLTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TSKCYMO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC SWWCHOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC PTSCHIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC NCCHRNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC SSSEBFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC SWWMGPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC SRTULOK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC PSFKFKY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC CLORLFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TMMONPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TCMESTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC PRLAWKS001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC BHTVCMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC PCBIRAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ASSLDLA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MPLTRAR001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FCSTANC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG UMMARIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SCRIVFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSSPASC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CCALBNM001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BCBEAOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CCPLOWI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG DCDARIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WCSLNNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ASALBGA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSALBNM001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG TCFLOKY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ACHOUTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG BCSPRMA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SSSTRPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MFMUSMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SCSPFOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SPSPRIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SMSHPPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG EWAUSGA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CRHAGMD001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MCCOLIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG LPLAFIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MHMORNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MMASHKY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG TSMTPSC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PPMONLA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PMPLAIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MKASHOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG HBSTUMA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG RALLAFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG DPOSHWI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FSBROWI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG GFBOGKY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SAABITX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SBSALKS001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FGALPMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG WCJACNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ECENIOK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG TTRALNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PLSAJCA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor to U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Christopher J. Grell
	Name:	Christopher J. Grell
	Title:	Vice President

[Signature Page to Eleventh Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

Schedule I

ARG DDFLTMI001, LLC
ARG FMDADAL001, LLC
ARG FMJCKAL001, LLC
ARG FMTALAL001, LLC
ARG FMPHIMS001, LLC
ARG FM16PCK001, LLC
ARG NCD5PCK001, LLC
ARG DG17PCK001, LLC
ARG PSFKNWI001, LLC
ARG ARDRDLA001, LLC
ARG AR16PCK001, LLC
ARG FG7PSLB001, LLC
ARG BJBTVNY001, LLC
ARG ASVALGA001, LLC
ARG WGHUNAL001, LLC
ARG IRL8SLB001, LLC
ARC MFTSEFL002, LLC
ARC MFMCDGA001, LLC
ARC MFHLDMI001, LLC
ARC MFSGWMI001, LLC
ARC MFAKNSC001, LLC
ARC JCWSTCO001, LLC
ARC CVDETMI001, LLC
ARC MFVALGA001, LLC
ARC MFMDNID001, LLC
ARC MFFNCAL001, LLC
ARG KGOMHNE001, LLC
ARG WO19PCK001, LLC
ARC DB5SAAB001, LLC
ARC DB5PROP001, LLC
ARC HR5STP3002, LLC
ARC HR5STP3001, LLC
ARC HR5STP1002, LLC
ARC HR5STP1001, LLC
ARC HR5STP2001, LLC
ARG DDHBLTX001, LLC
ARC TSKCYMO001, LLC
ARC SWWCHOH001, LLC
ARC PTSCHIL001, LLC
ARC NCCHRNC001, LLC
ARC SSSEBFL001, LLC
ARC SWWMGPA001, LLC
ARC SRTULOK001, LLC

ARC PSFKFKY001, LLC
ARC CLORLFL001, LLC
ARC TMMONPA001, LLC
ARC TCMESTX001, LLC
ARC PRLAWKS001, LLC
ARC BHTVCMI001, LLC
ARC PCBIRAL001, LLC
ARG ASSLDLA001, LLC
ARG MPLTRAR001, LLC
ARG FCSTANC001, LLC
ARG UMMARIN001, LLC
ARG SCRIVFL001, LLC
ARG PSSPASC001, LLC
ARG CCALBNM001, LLC
ARG BCBEAOH001, LLC
ARG CCPLOWI001, LLC
ARG DCDARIL001, LLC
ARG WCSLNNC001, LLC
ARG ASALBGA001, LLC
ARG PSALBNM001, LLC
ARG TCFLOKY001, LLC
ARG ACHOUTX001, LLC
ARG BCSPRMA001, LLC
ARG SSSTRPA001, LLC
ARG MFMUSMI001, LLC
ARG SCSPFOH001, LLC
ARG SPSPRIL001, LLC
ARG SMSHPPA001, LLC
ARG EWAUSGA001, LLC
ARG CRHAGMD001, LLC
ARG MCCOLIN001, LLC
ARG LPLAFIN001, LLC
ARG MHMORNC001, LLC
ARG MMASHKY001, LLC
ARG TSMTPSC001, LLC
ARG PPMONLA001, LLC
ARG PMPLAIL001, LLC
ARG MKASHOH001, LLC
ARG HBSTUMA001, LLC
ARG RALLAFL001, LLC
ARG DPOSHWI001, LLC
ARG FSBROWI001, LLC
ARG GFBOGKY001, LLC
ARG SAABITX001, LLC
ARG SBSALKS001, LLC

ARG FGALPMI001, LLC
ARG WCJACNC001, LLC
ARG ECENIOK001, LLC
ARG TTRALNC001, LLC
ARG PLSAJCA001, LLC
OSMOSIS SUB I, LLC
THE NECESSITY RETAIL REIT OPERATING PARTNERSHIP, L.P.
GNL RETAIL GP, LLC